GENERAL SECURITY AGREEMENT

The undersigned HII TECHNOLOGIES, INC. (“Debtor”) and ROSENTHAL & ROSENTHAL, INC. (“Secured Party”), with addresses as they appear with their signatures below, agree as follows:

In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after the date hereof made or extended by Secured Party to Debtor, directly or indirectly, as principal, guarantor or otherwise, at the sole discretion of Secured Party in each instance, Debtor hereby grants to Secured Party a security interest in, the Collateral described in Paragraph 1 to secure the payment, performance and observance of all  Obligations of Debtor to Secured Party (the “Obligations”) as defined in the Guaranty, dated June 26, 2013 executed by Debtor in favor of Secured Party with respect to Apache Energy Services, LLC and KMHVC, Inc. (the “Guaranty”).

1.

The Collateral is described as follows and/or on Schedule A annexed thereto as part hereof and on any separate schedule at any time furnished by Debtor to Secured Party (which are hereby deemed part of this Security Agreement), which Collateral includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements thereof, and (unless the description of the Collateral expressly excludes after acquired collateral), all items of the Collateral both now existing and hereafter acquired, created or arising, and all proceeds and products thereof, if any:

All present and future accounts, instruments, documents, chattel paper, investment property, deposit accounts, letter of credit rights and general intangibles (including, without limitations, all tax refund claims and license fees),  now owned or hereafter acquired, and the goods represented  by any of the foregoing or described in copies of invoices delivered to secured party in connection with any of the foregoing; all returned, reclaimed or repossessed goods with respect to any of the foregoing; all rights and remedies of the debtor under or in connection with any of the foregoing; and all proceeds thereof (including, without limitation, insurance refund claims and all other insurance claims and proceeds);   all inventory now owned or hereafter acquired wheresoever located, presently existing or hereafter arising, and all additions and accessions thereto, including, without limitation, raw materials, work in process, finished merchandise and all wrapping, packing and shipping materials, all now owned or hereafter acquired chattel, paper, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, tradestyles, copyrights, copyright applications, rights to proceeds of letters of credit, letter of credit rights and all proceeds of any of the foregoing (including, without limitation, insurance refund claims and all other insurance claims and proceeds);  all machinery, equipment, furniture, fixtures, and chattel paper now owned or hereafter acquired  wheresoever located, including, without limitation, any and all parts, replacements, substitutions, improvements, accessories, attachments and additions thereto and therefor and the proceeds thereof (including, without limitation, insurance refund claims and all other insurance claims and proceeds)

2.

Debtor warrants, represents and covenants that: (a) the chief executive office of Debtor, the books and records relating to the Collateral and the Collateral, are located at the addresses set forth below and Debtor will not change any of the same without prior written notice to Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use; (c) at all times the Collateral will be owned by Debtor free and clear of all liens, security interests and encumbrances except as set forth on Schedule B, if any, annexed hereto as part hereof; (d) Debtor will not assign, sell mortgage, lease, transfer, pledge, grant a security interest in, encumber, or otherwise dispose of or abandon any part or all of the Collateral without prior written consent of Secured Party, except for the sale from time to time in the ordinary course of business of Debtor of such items of Collateral as may constitute part of the business inventory of Debtor; (e) Debtor will make payment or deposit when due of all taxes, assessments or contributions required by law which may be levied or assessed with respect to any of the Collateral, and will deliver to Secured Party, on demand, certificates attesting thereto; (f) Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances and regulations; (g) Debtor will keep the Collateral in first-class order, repair, running and marketable condition, (normal wear and tear excepted) at Debtor's own cost and expense; (h) Secured Party shall, during normal business hours upon reasonable notice (and at any time an event of default has occurred and is continuing) have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral upon request therefor); (i) the Collateral is now and shall remain personal property, and Debtor will not permit any of the Collateral to become a part of or affixed to real property without prior written notice to Secured Party and without first making all arrangements, and delivering to Secured Party all instruments and documents, requested by and satisfactory to Secured Party to protect the primary security interest granted herein against all persons; (j) Debtor, at its own expense, at the request of Secured Party, will insure the Collateral in the name of and with loss or damage payable to Secured Party, against loss or damage, by fire and extended coverage, theft, burglary, bodily injury and such other risks, with such companies and in such amounts, as is required by Secured Party at any time (all such policies providing 10 days minimum written notice of cancellation to Secured Party) and Debtor shall deliver to Secured Party the original or duplicate policies, or certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions and Debtor will promptly notify Secured Party of any loss or damage to any of the Collateral or arising from its use; (k) at its option, Secured Party may apply any insurance monies received at any time to the cost of repairs to the Collateral and/or to payment of any of the Obligations, whether or not due, in any order Secured Party may determine, any surplus (after payment of all costs, reasonable attorney's fees and disbursements) to be remitted to Debtor; (l) Debtor will, at its expense, perform all acts and execute all documents reasonably requested by Secured Party, at any time or otherwise necessary to evidence, perfect, maintain and enforce Secured Party's primary security interest in the Collateral; (m) Debtor assumes all responsibility and liability arising from the use of the Collateral; (n) upon request of Secured Party, at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party one or more financing statements pursuant to the Uniform Commercial Code ("UCC") and any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement, and Debtor hereby authorizes Secured Party to execute and file at any time or times, one or more financing statements with respect to all or any part of the Collateral, signed only by the Secured Party; (o) in its discretion, Secured Party may, at any time an event of default has occurred and is continuing, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract right, instrument, document, chattel paper or general intangibles included in the Collateral to make payment to Secured Party; (p) Secured Party, may in its sole discretion, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral all without notice to/or consent by Debtor and without otherwise discharging or affecting the Obligations or the security interest granted herein; (q) Secured Party may in its discretion, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain or enforce the Obligations or the primary security interest granted herein, and which Debtor fails to do or pay; (r) Debtor will promptly pay Secured Party for any and all sums, costs, and expenses which Secured Party may pay or incur in defending, protecting or enforcing the primary security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all court costs, collection charges, travel, and reasonable attorney's fees, all of which, together with legal interest, shall be part of the Obligations; (s) at any time an event of default has occurred and is continuing, Secured Party, in its discretion, may transfer to or register in the name of Secured Party or its nominee all or any of the Collateral consisting of securities, and whether or not so transferred or registered, Secured Party shall be entitled to (i) receive all income and dividends thereon (including stock dividends and rights to subscribe) as a part of the Collateral, (ii) exchange any or all such Collateral upon the reorganization, recapitalization, or readjustment of any entity issuing such securities, (iii) vote such Collateral so transferred or registered, and (iv) exercise any or all power with respect thereto as if an absolute owner thereof; (t) at any time Secured Party may assign, transfer and deliver to any transferee of any of the Obligations, any or all of the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

The occurrence of any one or more of the following events shall constitute an event of default ("Default") by Debtor under this Security Agreement: (a)  if an event occurs which would allow Secured Party to declare all Obligations due and payable by Debtor under the Guaranty;  (b) if Debtor or any obligor, maker, endorser, acceptor, surety or guarantor of, or any party to, any of the Obligations or the Collateral (the same, including Debtor, being collectively referred to herein as "Obligors") shall default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of, any Obligations or of this Security Agreement or the Collateral, and such failure continues for five (5) business days after notice from Secured Party to Debtor; (c) if any warranty, representation or statement of fact made to Secured Party at any time by or on behalf of Debtor is false or misleading in any material respect when made; (d) if there occurs any loss, theft, substantial damage to or destruction of any of the Collateral, or the making of any levy on, seizure, attachment or garnishment of any of the Collateral.

3.

Upon the occurrence of any Default and at any time thereafter, Secured Party  shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently: (a) Secured Party may, at any time and from time to time, with or without judicial process and the aid and assistance of others, enter upon any premises in which any of the Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral; and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties; and/or remove any part or all of the Collateral from any premises on which any part may be located for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition.  Debtor hereby agrees that the sending of ten days notice by overnight courier, to any address of Debtor set forth in this Security Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof.  If any of the Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such collateral.  Secured Party may buy any part of all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by any means.  Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorney's fees and all legal expenses, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, including legal interest thereon and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.  Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof.  Debtor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner; Secured Party has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act of 1933; (b) Secured Party may appropriate, set off and apply to the payment of any or all of the Obligations, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of Secured Party or its agents and belonging or owing to Debtor, without notice to Debtor, and in such manner as Secured Party may in its discretion determine; (c) any of the proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by the Debtor in trust as the exclusive property of Secured Party, and Debtor will immediately deliver to Secured Party the identical checks, monies, or other proceeds of Collateral received.

4.

To effectuate the terms and provisions hereof, Debtor hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor, upon the occurrence of an event of default which is continuing, to such address as Secured Party may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that my come into Secured Party's possession; to sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors of Debtor, assignments and requests for verification of accounts; to execute proofs of claim and loss, upon the occurrence of an event of default which is continuing; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement.  All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law.  This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

5.

Under no circumstances shall Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, but the same shall be at the Debtor's sole risk at all times.  Secured Party shall not be required to take any action of any kind to collect, preserve, or protect its or Debtor's rights in the Collateral or against other parties thereto.  Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the use of the Collateral and/or any actions taken or omitted to be taken by Secured Party with respect thereto, except to the extent arising from Secured Party’s gross negligence or willful misconduct, and Debtor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands.  Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.  No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Secured Party of any default, or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or the same default, right or remedy on a future occasion.  DEBTOR HEREBY WAIVES PRESENTMENT, NOTICE OF DISHONOR AND PROTEST OF ALL INSTRUMENTS INCLUDED IN OR EVIDENCING ANY OF THE OBLIGATIONS OR THE COLLATERAL, AND ANY AND ALL OTHER NOTICES AND DEMANDS WHATSOEVER (EXCEPT AS EXPRESSLY PROVIDED HEREIN).  IN THE EVENT OF ANY LITIGATION, WITH RESPECT TO ANY MATTER CONNECTED WITH THIS SECURITY AGREEMENT, THE OBLIGATIONS OR THE COLLATERAL, DEBTOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY AND ALL DEFENSES, RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS OF ANY NATURE EXCEPT FOR COUNTERCLAIMS TO THE EXTENT ARISING FROM SECURED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.  DEBTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN SUCH STATE IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE OBLIGATIONS, THIS SECURITY AGREEMENT OR THE COLLATERAL, OR ANY DOCUMENT OR INSTRUMENT DELIVERED WITH RESPECT TO ANY OF THE OBLIGATIONS.  DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO DEBTOR AT ITS CHIEF EXECUTIVE OFFICE SET FORTH BELOW, OR AT SUCH OTHER ADDRESS AS DEBTOR MAY DESIGNATE BY WRITTEN NOTIFICATION BY CERTIFIED OR REGISTERED MAIL DIRECTED TO AND RECEIVED BY SECURED PARTY AT ITS OFFICE SET FORTH IN THE FINANCING STATEMENTS FILED HEREUNDER (OR IF NO SUCH FINANCING STATEMENTS HAVE BEEN FILED, AT THE OFFICE OF SECURED PARTY AT WHICH IS LOCATED THE OFFICER IN DIRECT SUPERVISION OF THE WITHIN SECURITY INTEREST).  The Debtor so served shall appear or answer to such summons, complaint or other process within thirty days after the mailing thereof.   In the alternative, in its discretion Secured Party may effect service upon Debtor in any other form or manner permitted.  No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to the provision so modified or limited and executed by the party to be charged.  Debtor, if more than one, shall be jointly and severally liable hereunder.  The execution and delivery of this Security Agreement has been authorized by the Board(s) of Directors of Debtor and by any necessary vote or consent of stockholders of Debtor (if a corporation).  This Security Agreement and all Obligations shall be binding upon the heirs, executors, administrators, successors, or assigns of Debtor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns.  This Security Agreement and the Obligations shall be governed in all respects by the laws of the

State of New York.  If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.  Secured Party is authorized to annex hereto any schedules referred to herein.  Debtor acknowledges receipt of a copy of this Security Agreement.  All terms used herein shall have the meanings as defined in the New York Uniform Commercial Code.

 IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed by its corporate officers thereto duly authorized as of this June 26, 2013

HII TECHNOLOGIES, INC.

By: /s/ Matthew C. Flemming

Matthew C. Flemming, CEO

Address: 710 North Post Oak Road, Ste. 400, Houston, TX  77024